UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

MarineMax, Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	1-14173	59-3496957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 McCormick Drive Suite 200
Clearwater, Florida		33759
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 727 531-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HZO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement from Board

On May 16, 2024, Joseph Watters and William H. McGill, Jr. informed the Board of Directors (the “Board”) of MarineMax, Inc. (the “Company”) that each intends to retire as a director of the Company, effective June 30, 2024. Mr. Watters’s and Mr. McGill’s decision to retire was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. McGill currently serves as the Executive Chair of the Board and, effective upon his resignation, Rebecca White, a member of the Board since 2018, will assume the role of Chair of the Board.

In connection with his retirement from his Executive Chair position and as consideration for three years of consulting services to be provided following such retirement, Mr. McGill will receive the following benefits: (i) for each of the three years, an amount equal to 50% of the average base salary and bonus paid to him for the past two fiscal years; (ii) life insurance coverage for such three-year period; (iii) the vesting and continuation of stock options and restricted stock awards for up to their full term (or for such shorter time that would not cause Mr. McGill any adverse tax consequences); and (iv) the vesting and termination of any forfeiture or repurchase provisions of other stock-based compensation.

Decrease in Size of Board

Also on May 16, 2024, the Board determined that the size of the Board will be reduced to ten directors upon the retirement of Messrs. Watters and McGill from the Board.

Item 7.01 Regulation FD Disclosure.

On May 17, 2024, the Company issued a press release announcing the changes to the Board described above in Item 5.02. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by MarineMax, Inc. dated May 17, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MarineMax, Inc.

Date:	May 20, 2024	By:	/s/ Michael H. McLamb
Name: Michael H. McLamb Title: Executive Vice President, Chief Financial Officer and Secretary